Earnings Per Share	12 Months Ended
Dec. 31, 2017
Earnings Per Share [Abstract]
Earnings Per Share

Note 10. Earnings Per Share

Basic earnings per share is computed using the weighted-average number of common shares outstanding during the period. Diluted earnings per share is computed using the weighted-average number of common shares outstanding during the period, plus the dilutive effect of outstanding options, using the treasury stock method and the average market price of the Company's common stock during the applicable period. Certain shares related to some of the Company's outstanding stock options were excluded from the computation of diluted earnings per share because they were antidilutive in the periods presented, but could be dilutive in the future.

On April 10, 2017, the Company effected a 125-for-one stock split of the Company’s issued and outstanding common shares and increased its authorized shares of common stock to 800,000,000 shares. The par value of the common stock was not adjusted as a result of the stock split. All issued and outstanding share and per share amounts included in the consolidated financial statements have been retroactively restated to reflect the stock split. Fractional shares resulting from the stock split were rounded down to the nearest whole share.

The details of the computation of basic and diluted earnings per common share are as follows:

	Year Ended December 31,
(dollars in millions, share data in thousands except earnings per share)	2017	2016	2015
Net income	$81.8	$22.2	$19.6
Weighted average common shares outstanding	68,912	61,859	61,847
Basic earnings per share	$1.19	$0.36	$0.32
Net income	$81.8	$22.2	$19.6
Weighted average common shares outstanding	68,912	61,859	61,847
Diluted effect of stock options	3,204	1,435	669
Diluted weighted average common shares outstanding	72,116	63,294	62,516
Diluted earnings per share	$1.13	$0.35	$0.31
Anti-dilutive shares excluded from diluted earnings per share calculation	63	1,691	3,666